Fees Summary	Sep. 19, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 84,377,900.00
Previously Paid Amount	12,521.48
Total Fee Amount	12,918.26
Total Offset Amount	0
Net Fee	$ 396.77